Exhibit 99.1

 PDS0101 in HPV16+ Head and Neck Cancer KOL Roundtable  NASDAQ: PDSB  October 3, 2023

 Forward Looking Statements  Versamune® and Infectimune® are registered trademarks of PDS Biotechnology Corporation.KEYTRUDA® is a registered trademark of Merck Sharp and Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA.  Certain information in this presentation may include forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning PDS Biotechnology Corporation (the “Company”) and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company’s management, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” “forecast,” “guidance”, “outlook” and other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company’s ability to protect its intellectual property rights; the Company’s anticipated capital requirements, including the Company’s anticipated cash runway and the Company’s current expectations regarding its plans for future equity financings; the Company’s dependence on additional financing to fund its operations and complete the development and commercialization of its product candidates, and the risks that raising such additional capital may restrict the Company’s operations or require the Company to relinquish rights to the Company’s technologies or product candidates; the Company’s limited operating history in the Company’s current line of business, which makes it difficult to evaluate the Company’s prospects, the Company’s business plan or the likelihood of the Company’s successful implementation of such business plan; the timing for the Company or its partners to initiate the planned clinical trials for PDS0101, PDS0203 and other Versamune® and Infectimune® based product candidates; the future success of such trials; the successful implementation of the Company’s research and development programs and collaborations, including any collaboration studies concerning PDS0101, PDS0203 and other Versamune® and Infectimune® based product candidates and the Company’s interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of the Company’s product candidates; the success, timing and cost of the Company’s ongoing clinical trials and anticipated clinical trials for the Company’s current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including the Company’s ability to fully fund its disclosed clinical trials, which assumes no material changes to our currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of the Company’s ongoing clinical trials; the timing of and the Company’s ability to obtain and maintain U.S. Food and Drug Administration or other regulatory authority approval of, or other action with respect to, PDS0101, PDS0203 and other Versamune® and Infectimune® based product candidates; any Company statements about its understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; and other factors, including legislative, regulatory, political and economic developments not within the Company’s control, including unforeseen circumstances or other disruptions to normal business operations arising from or related to COVID-19. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s annual and periodic reports filed with the SEC. The forward-looking statements are made only as of the date of this press release and, except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

 Disclaimer  PDS Biotech is the sponsor of this roundtable  Each panelist is speaking on behalf of PDS Biotech under the terms of a consulting agreement  Information presented is consistent with FDA regulations and guidelines

 Welcome and Introductions  Dr. Lauren V. Wood

 Dr. John Kaczmar  Associate Professor Medical University of South Carolina  Dr. Ricard Mesía  Head of Medical Oncology  Catalan Institute of Oncology  Introducing Our Panel  Dr. Glenn Hanna  Assistant Professor, Harvard University and Medical Oncologist, Dana-Farber Cancer Institute   Dr. Katharine Price  Associate Professor  Mayo Clinic Comprehensive Cancer Center

 Today’s Agenda  Welcome and Introductions  Dr. Lauren V. Wood  Current Treatment of HPV16+ HNSCC and Unmet Needs  Dr. Ricard Mesía   PDS0101 for the Treatment of HPV16+ HNSCC Data to Date  Dr. John Kaczmar  Plans for Phase 3 Study  Dr. Katharine Price  Emerging Use of ctDNA in Treatment of HPV+ HNSCC  Dr. Glenn Hanna  PDS0101 + KEYTRUDA® in ICI Refractory Subjects  Dr. Lauren V. Wood  Panel Discussion (including Q&A from audience)  Moderator: Dr. Lauren V. Wood  Closing Remarks  Dr. Lauren V. Wood

 Current Treatment of HPV16+ HNSCC and Unmet Needs  Dr. Ricard Mesía

Standard-of-Care in Recurrent/Metastatic HNSCC: ECOG 0-1



CPS
Tumor burden and growth rate
Tumor
Patient
Performance Score (ECOG)
Comorbidities, age
OS 12-14 m
PFS 3-5 m
PEMBROLIZUMAB
PEMBROLIZUMAB + CT
CT POST-IO
PD-L1 CPS≥1
1L R/M HNSCC
Platinum-sensitive
PD-L1 CPS<1
EXTREME/TPEX
NIVOLUMAB
CT POST-IO
OS 8 m
PFS 2 m
Platinum-refractory
NIVOLUMAB
CT POST-IO

KEY
R/M: recurrent/metastatic
HNSCC: head and neck squamous cell carcinoma
CPS: combined positive score
IO: immuno-oncology
ECOG: Eastern Cooperative Oncology Group
TPEX: cisplatin, docetaxel, and cetuximab combination
EXTREME: platinum, 5-fluorousracil, and cetuximab combination
CT: chemotherapy

Mesia R, Clin Transl Oncol 2021
Ferris RL, et al. *NEJM.* 2016;375:1856-67
Burtness B et al., *Lancet.* 2019; 394:1915-1928

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 What Happened with CPS<1?  CT: chemotherapy  Burtness B, et al. J Clin Oncol. 2022.  Pembrolizumab vs EXTREME  Pembrolizumab + CT vs EXTREME  CPS < 1: pembrolizumab alone is detrimental and pembrolizumab + CT is not superior

 Baseline Characteristics, KEYNOTE-048  Burtness B et al., Lancet. 2019; 394:1915-1928  Characteristic, n (%)  Pembrolizumab Alone vs EXTREME  Pembrolizumab + Chemo vs EXTREME  Characteristic, n (%)  Pembro  N = 301  EXTREME  N = 300  Pembro + Chemo  N = 281  EXTREME  N = 278a  Age, median (range), years  62 (22-94)  61 (24-84)  61 (20-85)  61 (24-84)  Male  250 (83.1)  261 (87.0)  224 (79.7)  242 (87.1)  ECOG PS 1  183 (60.8)  183 (61.0)  171 (60.9)  170 (61.2)  Current/former smoker  239 (79.4)  234 (78.0)  224 (79.7)  215 (77.3)  p16 positive (oropharynx)  63 (20.9)  67 (22.3)  60 (21.4)  61 (21.9)  Sum of target lesions, median (range), mm  54.1 (10-430)  58.7 (10-419)  67.3 (12-385)  58.7 (10-419)  PD-L1 status  TPS ≥50%  67 (22.3)  66 (22.0)  66 (23.5)  62 (22.3)  CPS ≥20  133 (44.2)  122 (40.7)  126 (44.8)  110 (39.6)  CPS ≥1  257 (85.4)  255 (85.0)  242 (86.1)  235 (84.5)  Disease statusb  Metastatic  261 (71.8)  203 (67.7)  201 (71.5)  187 (67.3)  Recurrent only  82 (27.2)  94 (31.3)  76 (27.0)  88 (31.7)

The Actual Goals of Therapy in Recurrent/Metastatic Disease

Recurrent/Metastatic

Treatment Goal

Palliative intent = Only???

- ↑ Survival
- ↑ Response rates
- ↑ Symptom control
- ↑ QoL



CPS ≥1
Median (95% CI), months
HR
Pembro
12.3 (10.8-14.8)
0.74 (0.61-0.89)
EXTREME
10.4 (9.0-11.7)
17.4%
6.3%
15.4%
5.5%
OS, %
Months



CPS ≥1
Median (95% CI), months
HR
Pembro + Chemo
13.6 (10.7-15.5)
0.65 (0.53-0.79)
EXTREME
10.6 (9.1-11.7)
21.2%
5.1%
18.2%
4.3%
OS, %
Months

5-yr OS: 15-18% with IOsin CPS≥1

Improve long-survivors rate
The complete cure of the recurrent/metastatic patient?

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IO: immuno-oncology therapy
1. Tahara M ESMO 2022

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 Treatment After 1st Line Recurrent/Metastatic: Expectations  Harrington K. et al. ASCO Annual meeting 2020  Haddad J Clin Oncol 2023  Only 50 to 60% will receive a second line therapy based on what, they received first

 Treatment After 1st Line Recurrent/Metastatic: Expectations  Psyrri A. et al. Annals of Oncology, 2023, Harrington K. et al. ASCO Annual meeting 2020  mOS Can Be Predicted by Response to First Line  mPFS to 2L May Range Between 3-6m

 Unmet Needs in 1st Line Recurrent/Metastatic – HPV16+  HNSCC: Head and neck squamous cell carcinoma  IO: Immuno-oncology therapy  To improve the rate of long-term survival  To reduce the toxicity of the actual treatments, to improve QoL  To define the best sequence of treatment for specific HPV-related patients with recurrent/metastatic disease. The best option of treatment should be administered in 1st line, because up to 50% may not receive a 2nd line  To date standard of care chemotherapy or IOs alone is not enough in most of HPV-related HNSCC

 PDS0101 for the Treatment of HPV16+ HNSCC Data to Date  Dr. John Kaczmar

VERSATILE-002 Key Goal: Improve Survival with PDS0101 Targeted Immunotherapy

- Overall Survival with KEYTRUDA® or KEYTRUDA® + chemo is only 12–14 months in KEYNOTE-048
  - 24-month survival rate with KEYTRUDA® or KEYTRUDA® + chemo is only 29% - 31% in KEYNOTE-048
- No difference in survival between HPV-positive and -negative patients in the recurrent/metastatic setting
- There is no specific therapy targeting the type of HPV which represents a majority of head and neck cancers
- Goal of PDS0101 is to target HPV16 to treat the disease and improve overall survival and enhance quality of life, while maintaining safety

Limitations: This presentation shows data from a snapshot of an ongoing study as of August 2, 2023. Final results may differ for reasons including: new outcomes from existing subjects, delays in data entry at the research site, ongoing monitoring and clarification of data queries.

Burtness B et al., *Lancet.* 2019; 394:1915-1928
Mehra R et al., *Br J Cancer* 2018; 119:153-159

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VERSATILE-002 Phase 2 Clinical Trial

Objective: To Assess the Combination of PDS0101 and KEYTRUDA® in ICI Naïve Subjects with Recurrent or Metastatic HPV-positive HNSCC

Partner	FDA Approved Standard of Care	Study Design	Key Entry Criteria for ICI Naïve Subjects	Study Treatment	Endpoints
MERCK ***Fast Track Designation***	KEYTRUDA® (pembrolizumab)	Open-label, non-randomized, adaptive design study N=54 ***Enrollment complete***	Recurrent or metastatic HNSCC ≥18 years of age HPV16-Positive tumor Combined positive score (CPS) ≥1	Pembrolizumab 200mg IV Q3W up to 35 Cycles (2 years) PDS0101 1 mL subcutaneous injection at Cycles 1, 2, 3, 4 and 12	**Primary:** Best overall response (BOR) of confirmed complete response (CR) or confirmed partial response (PR) per RECIST 1.1 **Key Secondary:** Progression Free Survival (PFS) per RECIST 1.1 Overall Survival (OS) Safety and tolerability ***Achievement of Statistical Threshold for efficacy***

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 VERSATILE-002 ICI Naïve Key Demographics and Treatment Exposure  Majority of Patients Are CPS 1-19  Demographic  ITT Population (N=55)  mITT Population (N=52)  Age, Median (Min, Max)  64.0 (46, 83)  64.0 (46, 83)  Sex, n (%)  Male  Female     51 (92.7)  4 (7.3)     48 (92.3)  4 (7.7)  Race, n (%)  American Indian or Alaska Native  Asian  Black or African American  Pacific Islander  White  Other     0  1 (1.8)  1 (1.8)  0  52 (94.5)  1 (1.8)     0  1 (1.9)  1 (1.9)  0  49 (94.2)  1 (1.9)  ECOG, n (%)  0  1     32 (58.2)  23 (41.8)     29 (55.8)  23 (44.2)  CPS, n (%)*  <1  1–19  ≥20     0  33 (60.0)  22 (40.0)     0  31 (59.6)  21 (40.4)  Data on File. 08/02/23 Data Cut.  Treatment Exposure(ITT Population)  Median number of PDS0101 doses: 4 (range 1–5)  72.7% received ≥4 doses25.5% received 5 doses (5th dose is 6 months after dose 4)  Median number of KEYTRUDA® doses: 7 (range 1–33)  32.7% received ≥10 doses

 PDS0101 and KEYTRUDA® Combination in ICI Naïve HNSCC Demonstrates Promising Patient Survival to Date  Median OS Not Yet Estimable  Data on File. 08/02/23 Data Cut.  Kaplan-Meier Estimates of Overall Survival (OS) (Intent-to-Treat Population)  No. of Subjects at Risk (Events)   55 (0)  53 (2)  50 (3)  42 (5)  41 (6)  36 (7)  32 (8)  27 (8)  24 (8)  21 (8)  19 (9)  17 (9)  17 (9)  17 (9)  15 (9)  14 (9)  11 (10)  11 (10)  11 (10)  9 (10)  8 (10)  7 (10)  6 (10)  4 (10)  2 (10)  0 (10)  12 Month OS Rate – 80%  24 Month OS Rate – 74%

PDS0101 and KEYTRUDA® Combination in ICI Naïve HNSCC Demonstrates Promising Patient Survival to Date

Overall Survival is Primary Endpoint in Planned Phase 3 Study VERSATILE-003



KEYTRUDA®
KEYTRUDA® + Chemo
PDS0101 + KEYTRUDA®
12-month OS Rate
OS Rate (%)
KEYNOTE-048
(CPS≥1)
50%
55%
VERSATILE-002
80%
24-month OS Rate
KEYNOTE-048
(CPS≥1)
29%
31%
VERSATILE-002
74%

* No controlled or comparative studies have been conducted between checkpoint inhibitors and PDS0101
Data on File. 08/02/23 Data Cut
Burtness B et al., *Lancet*. 2019; 394:1915-1928

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 Disease Stabilization or Tumor Reduction in 81% of Patients  Tumor Shrinkage in 60% (31/52) with Confirmed Objective Response in 27% (14/52) to Date  Assessments based on Investigator assessment per RECIST 1.1  Data on File. 08/02/23 Data Cut.  Burtness B et al., Lancet. 2019; 394:1915-1928.  Best Percentage Change from Baseline in Target Lesions (mITT population)  VERSATILE-002  Months (95% CI)  PDS0101+KEYTRUDA®  8.1  KEYNOTE-048 (CPS≥1)  Months (95% CI)  KEYTRUDA® Monotherapy  3.2  KEYTRUDA® + Chemo  5.0  EXTREME Chemo  5.0  Progression Free Survival

No ICI Naïve Subjects Have Grade 4 or 5 Combination Treatment Related Adverse Events (N=62)

13% (8/62) Subjects have Grade 3 Combination Treatment Related Adverse Events

Injection Site Specific AEs

Preferred Term	n (%)
Any Combination-TRAE	49 (79.0)
Injection site pain	32 (51.6)
Injection site swelling	17 (27.4)
Injection site erythema	11 (17.7)
Injection site discoloration	9 (14.5)
Injection site warmth	9 (14.5)
Injection site inflammation	7 (11.3)
Injection site pruritus	7 (11.3)
Injection site reaction	4 (6.5)

No Grade 3-5 Injection Site Specific AEs

Other AEs

Preferred Term	n (%)
Fatigue	23 (37.1)
Headache	9 (14.5)
Pruritis	7 (11.3)
Pain	5 (8.1)
Diarrhea	5 (8.1)
Rash	5 (8.1)
Alanine aminotransferase increased	5 (8.1)
Aspartate aminotransferase increased	4 (6.5)
Cough	4 (6.5)
Arthralgia	4 (6.5)

Safety Population: All enrolled subjects who received at least 1 dose of pembrolizumab or PDS0101. Includes subjects who became ineligible, for example due to lack of central confirmation of HPV16-positivity. Used for all safety analyses

Data on File. 08/02/23 Data Cut.

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 PDS0101 with KEYTRUDA® Well Tolerated in VERSATILE-002 to Date  Grade 3–5 Treatment Related Adverse Events  *No controlled or comparative studies have been conducted between checkpoint inhibitors and PDS0101  Data on File. 08/02/23 Data Cut  Burtness B et al. Lancet. 2019;394:1915-1928  ®  ®  ®  VERSATILE-002  No Grade 4 or 5 TRAE  Subjects (%)  KEYNOTE-048(CPS≥1)

 Combination of PDS0101 & KEYTRUDA® Continues to Show Promising Survival Outcomes in ICI Naïve subjects  PDS0101 with KEYTRUDA® Combination Data Shows Potential Of PDS0101 to Safely Modify the Tumor Microenvironment and Target HPV16-positive HNSCC to Promote Survival  The 24-month OS rate in the ICI naïve cohort is 74%; published results of 29% in KEYNOTE-048  The 12-month OS rate in the ICI naïve cohort is 80%; published results of 50% in KEYNOTE-048  The addition of PDS0101 to KEYTRUDA® does not appear to compound toxicity in ICI naïve patients   13% (8/62) Grade 3 and 0% Grade 4 & 5 Treatment Related Adverse Events  * No controlled or comparative studies have been conducted between checkpoint inhibitors and PDS0101  Data on File. 08/02/23 Data Cut.  Burtness B, et al. Lancet. 2019;394:1915-28.

 Plans for Phase 3 Study  Dr. Katharine Price

 VERSATILE-003  Designed to Be Confirmatory Trial for ICI Naïve Cohort of Phase 2 VERSATILE-002 Study with Overall Survival as Primary Endpoint  A Phase 3 Open-Label, Randomized Study of PDS0101 Plus Pembrolizumab vs Pembrolizumab Alone in First Line Treatment of Immune Checkpoint Inhibitor (ICI) Naïve Subjects with Recurrent and/or Metastatic (R/M) Human Papillomavirus 16 (HPV16)-Positive Head and Neck Squamous Cell Carcinoma (HNSCC)

 VERSATILE-003 Phase 3 Study Design  Global Randomized, Controlled Clinical Study with Estimated 90–100 Sites  Overall survival (OS)  Primary Endpoint  For the treatment of recurrent or metastatic HPV16-positive HNSCC  Targeted Indication  Randomization 2:1  PDS0101 +KEYTRUDA®   PDS0101 + KEYTRUDA®   KEYTRUDA®  KEYTRUDA®  Planned Interim Analysis: OS  Final Analysis:OS  Enrollment  Follow-up

 Primary and Secondary Objectives  Primary Objective  Overall survival (OS) between investigational arm (PDS0101 + KEYTRUDA®) vs. control arm (KEYTRUDA®)  Secondary Objectives  Progression-free survival (PFS) between the investigational arm vs. control arm per RECIST1.1, BICR   Objective response rate (ORR) between the investigational arm vs. control arm per RECIST1.1, BICR   Duration of response (DOR) between the investigational arm vs. control arm per RECIST1.1, BICR   Changes in patient reported outcomes (PRO) using: EQ-5D-3L, EORTC QLQ-C30, and EORTC QLQ-H&N35  Time to deterioration in PRO scores

 Safety and Exploratory Objectives  Safety Objective   Overall safety between the investigational arm vs control arm  Exploratory Objectives  Disease Control Rate (DCR) between the investigational arm vs control arm  PFS2 between the investigational arm vs control arm  iORR, iPFS, and iDOR between the investigational arm and control arm by iRECIST  Changes in ctHPVDNA (substudy)  Correlation between ctHPVDNA with tumor HPV-specific genotype (substudy)  Changes in HPV16-specific immune responses (substudy)  Healthcare utilization between the investigational arm and control arm (substudy)

 Study Treatment Schedule   Study Treatments  PDS0101 1mL subcutaneous every 3 weeks  Pembrolizumab 200mg intravenous every 3 weeks  Treatment Schedule  Cycles 1-4  Cycles 5-11  Cycles 13-35  Cycle 12  PDS0101 + Pembrolizumab  PDS0101 + Pembrolizumab  Pembrolizumab monotherapy  Pembrolizumab monotherapy  Cycles 1-35  Pembrolizumab monotherapy  Investigational Arm  Control Arm

 Key Inclusion Criteria   Subject is ≥18 years of age   History of histologically- or cytologically-confirmed diagnosis of squamous cell cancer of the head and neck (HNSCC)  Unresectable recurrent and/or metastatic measurable disease with confirmation of at least 1 lesion that is considered a target lesion per RECIST 1.1 criteria as assessed by BICR  HPV16 tumor positivity (central testing)   Tumor PD-L1 expression defined as a CPS ≥ 1 using the FDA/EMA-approved assay (local testing)  No prior receipt of any immune checkpoint inhibitor (ICI) therapy  Eastern Cooperative Oncology Group (ECOG) performance status of 0 or 1

Key Exclusion Criteria

1. Prior therapy with HPV-specific immunotherapy including therapeutic cancer vaccines and cellular immunotherapy. **Note:** subjects who have received prophylactic HPV vaccines are eligible for enrollment
2. Prior therapy with an anti-PD-1, anti-PD-L1, or anti-PD-L2 agent or with an agent directed to another stimulatory or co-inhibitory T cell receptor (e.g., CTLA-4, OX40, CD137)
3. Prior systemic anticancer therapy within 30 days prior to randomization
4. Major surgery, including surgical resection of tumor, within 30 days prior to randomization
5. Radiotherapy prior to randomization outside minimum washout periods
6. Live vaccine within 30 days prior to randomization
7. Has known carcinomatous meningitis and/or active central nervous system (CNS) metastases **Note:** Subjects with previously treated brain metastases are eligible if all the specific criteria are met

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 Timeline to Registrational Trial Initiation  Worldwide Randomized, Controlled Clinical Study to Be Initiated Q4 2023  PDS0101 + KEYTRUDA® in Recurrent or Metastatic HPV16-Positive HNSCC  2Q 2022  3Q 2022  1Q 2023  2Q 2023  3Q 2023  4Q 2023  FDA Fast Track designation for PDS0101 + KEYTRUDA®  Successful EOP2 meeting with FDA  Initiated PDS0101 tech-transfer, scale up at selected Phase 3 clinical/commercial manufacture  Completed Phase 3 clinical manufacturing of PDS0101  Obtained visibility to potential OS and PFS information for VERSATILE-002 trial needed to finalize VERSATILE-003 trial design  Completed CMC-related activities for PDS0101  Obtained feedback from EU regulatory agencies on protocol  Received feedback from FDA allowing for initiation of VERSATILE-003  Initiate site activation and related clinical, operational activities (4- to 6-month process)  InitiateVERSATILE-003 Phase 3 Trial

 Emerging Use of ctDNA in Treatment of HPV+ HNSCC  Dr. Glenn Hanna

 Pre-treatment HPV ctDNA Detection  Rettig EM, et al. JAMA Otolaryngol Head Neck Surg 2022

 HPV ctDNA Clearance During Treatment  Chera BS, et al. Clin Cancer Res 2019  ctHPV16DNA levels increased after starting CRT and later declined  80% of patients had no detectable ctHPV16DNA by the end of CRT  No patients with >95% viral clearance (from baseline) by week 4 demonstrated recurrence  * N=87 (84%) received deintensified CRT on a clinical trial (60 Gy)

HPV ctDNA Clearance During Treatment



E
*P = 0.02
Integrated
Episomal
Number of tumor samples
15
10
5
0
≤5
>5
Tumor HPV copy number
(per haploid genome)
F
P = 0.11
Integrated
Episomal
Number of tumor samples
15
10
5
0
≤200
>200
Baseline ctHPV16DNA
(copies/mL)

Low baseline ctHPV16DNA (≤200 copies/mL) had lower tumor HPV copy number

Those with low tumor HPV copy number (≤5 copies/haploid genome) had HPV integration

Low baseline ctHPV16DNA → HPV integration → adverse tumor genomics

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Chera BS, et al. *Clin Cancer Res* 2019

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 HPV ctDNA Clearance During Treatment  Chera BS, et al. Clin Cancer Res 2019  Favorable ctHPV16DNA profile: >200 copies/mL baseline and >95% viral clearance by week 4

Risk Stratifying HPV+ Oropharyngeal Cancer


B
100
75
50
25
0
Overall Survival (%)
Low risk
Intermediate risk
High risk
0
1
2
3
4
5
Years since Randomization

No. at Risk

Low risk	114	111	106	102	95	46
Intermediate risk	79	70	64	54	44	24
High risk	73	52	43	33	28	8

HPV+, ≤10 pack-year smoker
0-1 lymph node

HPV-, >10 pack-year smoker, T4 tumors, multiple and large lymph nodes

Trend towards de-intensification
TORS + Radiation (60 Gy), or lower dose chemoradiation, or induction chemotherapy followed by lower dose radiation

Standard chemoradiation in 35 fractions (70 Gy) with bolus cisplatin

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Ang KK, et al. *N Engl J Med* 2010

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 Risk Stratifying HPV+ Oropharyngeal Cancer  What do we do for the intermediate risk group?  63M (former smoker) with HPV+ left tonsil SCC with cT4N1 (stage III, AJCC 2017 8th ed) disease?  Standard bolus cisplatin with chemoradiation or can we de-intensify at all?  What can we use to risk stratify him beyond clinical factors?

 Risk-adapted Therapy in HPV+ Oropharyngeal Cancer Using Circulating Tumor (ct)HPV DNA Profile ReACT Study  Hanna GJ, Schoenfeld JD, et al. Accruing 2022  Phase II, non-randomized, exploratory study  2-year PFS of 75% from RTOG 1016 for the favorable intermediate-risk group  N=45 evaluable pts provides 80% power to improve PFS to 86% at 2-years (0.56 HR, alpha=0.1)  N=75 total cohort size (80% intermediate risk, 75% of which will be favorable risk)

 Risk-adapted Therapy in HPV+ Oropharyngeal Cancer Using Circulating Tumor (ct)HPV DNA Profile ReACT Study  Hanna GJ, Schoenfeld JD, et al. Accruing 2022  Failure to clear TTMV-HPV DNA by 95% at week 4-5, no de-escalation (higher risk?)

 HPV ctDNA and Response to Induction  39M (Never Smoker) with de novo Metastatic HPV+ BOT SCC with Lung Metastases, After 1-Cycle of Chemoimmunotherapy TTMV-HPV DNA Nearly Clears…Completed 3-cycles, Now on to Consolidative CRT…  Hanna GJ, patient example

 HPV ctDNA and Response to Surgery  Routman DM, et al. Int J Radiat Oncol Biol Phys 2022

 HPV ctDNA During Surveillance  Chera BS, et al. J Clin Oncol 2020  Worse outcomes for those with two consecutively positive ctHPVDNA results post-treatment  Among patients with recurrence, ctHPVDNA positivity often predated detection of recurrence on imaging or biopsy

 HPV ctDNA During Surveillance  Berger B, Hanna GJ, et al. Clin Cancer Res 2021  In follow-up, PPV is 97%   with further cancer events identified

 HPV ctDNA During Surveillance  Hanna GJ, et al. Clin Cancer Res 2023

 HPV ctDNA During Surveillance  Rettig EM, Hanna GJ, et al. Accrual completed in 2022

 HPV ctDNA Conclusions (or More Questions)…  Rettig EM, Hanna GJ, et al. Accrual completed in 2022  Should HPV ctDNA be incorporated into routine surveillance for all HPV-positive oropharyngeal cancer patients? Is this ready for inclusion in the NCCN® guidelines?  Can HPV ctDNA results guide the choice of whether to pursue additional surveillance imaging beyond the 12-week post-treatment scan review?  Can HPV ctDNA metrics inform (de-)intensification strategies even among intermediate-risk patients (T4, smokers)?  In the future, could we screen high-risk patients for HPV ctDNA and then pursue imaging/endoscopy exam if detectable? Would this impact disease outcomes (cost) and survival?

 PDS0101 + KEYTRUDA® in ICI Refractory Subjects  Dr. Lauren V. Wood

Assessing the Role of PDS0101 in Extending Survival in the Absence of a VERSATILE-002 KEYTRUDA® Control Arm

Evaluation of PDS0101 + KEYTRUDA® in HPV16-positive head and neck patients who have failed/progressed on KEYTRUDA® therapy (ICI Refractory)

- Evaluation of the combination of PDS0101 and KEYTRUDA in patients who have failed KEYTRUDA therapy provides an "internal control"
- **Important Consideration:** ICI refractory patients have more advanced disease than ICI naïve patients and are much more difficult to treat with immunotherapy
  - Presents a higher treatment bar than ICI naïve patients
- On alternative ICI therapy, historical overall survival rates in HPV-positive ICI refractory cancer is reported to be approximately only 3-4 months
- Results provide useful information regarding
  - Role of PDS0101 targeted immunotherapy in promising VERSATILE-002 survival rates
  - OS endpoint in potential triple combination study with ICI, PDS0101 & PDS0301(NHS-IL12)

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Strauss J, et al. *Journal for ImmunoTherapy of Cancer.* 2020;8:e001395.

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VERSATILE-002 ICI Refractory Cohort

Phase 2, Open-Label, Non-Randomized, Adaptive Design Study Evaluating the Combination of PDS0101 and KEYTRUDA®

Methods and Limitations

Key Entry Criteria for ICI Refractory Subjects

- Recurrent and/or metastatic HNSCC based on RECIST 1.1
- ≥18 years of age
- HPV16-positive tumor
- No CPS criteria
- ICI Refractory

Study Treatment

- KEYTRUDA® 200mg IV Q3W up to 35 Cycles (2 years)
- PDS0101 SC in two 0.5 mL injections during Cycles 1, 2, 3, 4, and 12 (max 5 doses)

Limitations: This study presents data from a snapshot of an ongoing study. Final results may differ for additional survival follow up of ongoing subjects

Population, Treatment Exposure, and Primary Endpoint

ITT and mITT Population (N=21)

- Received at least 1 cycle of combination treatment
- Median age 64.0 (range 49–78)
- 100% Male
- 90.5% White
- 57.1% ECOG 0
- 33.3% CPS ≥20, 28.6% CPS<1

Treatment Exposure (ITT Population)

- Median number of PDS0101 doses: 3 (range 1–4)
  - 47.6% received 4 doses
- Median number of KEYTRUDA® doses: 3 (range 1–7)
  - 47.6% received ≥ 4 doses; 33.1% received ≥5 doses

Primary Endpoint

- No confirmed objective responses
- Cohort will not proceed to Stage 2
- **Study goal achieved suggesting role of PDS0101 on survival in ICI refractory patients**

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Data on File. 08/02/23 Data Cut

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Survival Rates Demonstrate Potential Contribution of PDS0101 to Survival in Advanced Head and Neck Cancer

PDS0101 + KEYTRUDA Shows Promising Survival Benefit even in ICI Refractory Patients

12-month Overall Survival Rate


First-line R/M HNSCC
80%
30-50%
PDS0101 + KEYTRUDA®
Approved ICIs

Progression

12-month Overall Survival Rate


ICI Refractory HNSCC
56%
17%
PDS0101 + KEYTRUDA®
No chemotherapy

* No controlled or comparative studies have been conducted between checkpoint inhibitors and PDS0101
Data on File. 08/02/23 Data Cut
Burtness B et al., *Lancet.* 2019;394:1915-1928
Ferris RL, et al. *NEJM.* 2016;375:1856-67.
Bila M, et al. *Frontiers in Oncology.* Jan 2022;12:761428.

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 No ICI Refractory Subjects Have Grade 4 or 5 Combination Treatment Related Adverse Events (N=25)   4% (1/25) Subjects Have Grade 3 Combination Treatment Related Adverse Events  Data on File. 08/02/23 Data Cut  Preferred Term  n (%)  Any Combination-TRAE  21 (84.0)  Injection site pain  12 (48.0)  Injection site swelling  8 (32.0)  Injection site discolouration  7 (28.0)  Injection site pruritus  5 (20.0)  Injection site warmth  3 (12.0)  Injection site inflammation  3 (12.0)  Injection site inflammation  3 (12.0)  Injection site reaction  3 (12.0)  Preferred Term  n (%): Events  Fatigue  7 (28.0)  Pyrexia  3 (12.0)  Diarrhoea  2 (8.0)  Malaise  2 (8.0)  Chills  2 (8.0)  Pneumonitis  2 (8.0)  Hyponatremia  2 (8.0)  Hyponatremia  2 (8.0)  No Grade 3-5 Injection Site Specific AEs  Injection Site Specific AEs   Other AEs

VERSATILE-002 Study Results To-Date Support Initiation of Phase 3 Clinical Trial in ICI Naïve R/M HNSCC

- Promising survival data in target population for phase 3 study
  - 24-month survival rate of 74% in HPV16-positive ICI naïve head and neck cancer patients; published results of 29% with ICI therapy alone
- Supportive survival and safety data in difficult-to-treat ICI refractory population
- Combination of PDS0101 and KEYTRUDA® well tolerated in both ICI naïve and ICI refractory populations
- VERSATILE-002 data supports VERSATILE-003 Phase 3 study design in ICI naïve HNSCC

Data on File. 08/02/23 Data Cut
Burtness B et al., *Lancet.* 2019;394:1915-1928

PDS Biotechnology

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Panel Discussion

 Closing Remarks  Dr. Lauren V. Wood